                                                                   EXHIBIT 10.16


                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This Third Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into effective as of December 19, 2002, by and between Kos Pharmaceuticals, Inc., a Florida corporation (the "Company"), Kos Holdings, Inc., a Florida corporation ("Holdings"), Kos Investments, Inc., a Florida corporation ("Investments"), and Michael Jaharis, an individual residing in New York, New York ("Jaharis") and effectively amends and restates the Second Amended and Restated Registration Rights Agreement entered into by the Company, Holdings and Investments dated as of December 21, 1999.

                                    RECITALS

         A. Holdings has acquired 10,000,000 shares (the "Holdings Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), under the terms of an Assignment and Assumption Agreement dated as of June 30, 1996 between the Company and Holdings (the "Assignment Agreement"). Pursuant to the Assignment Agreement, the Company has agreed to grant Holdings certain registration rights in accordance with the terms of this Agreement.

         B. The Company has issued a Promissory Note dated July 1, 1996 (the "Investments Note"), to Investments for an aggregate principal amount of $15,000,000, which has been converted to shares of Common Stock (the "Investments Shares"). The Company has granted Investments certain registration rights in accordance with the terms of this Agreement.

         C. The Company has issued a Promissory Note dated as of September 1, 1999 (the "Supplemental Credit Facility Note") to Jaharis for an aggregate principal amount of $50,000,000, which is convertible to shares of Common Stock (the "Convertible Note Shares"), and which was amended by that certain Amendment Agreement dated as of July 21, 2001, between Borrower and Michael Jaharis and Mary Jaharis, pursuant to which the Supplemental Credit Facility Note was replaced by two separate notes, one note from Borrower to Michael Jaharis in the amount of $25,000,000 and one note from Borrower to Mary Jaharis in the amount of $25,000,000 (the "Mary Jaharis Note"), which was further amended by that certain Amendment Agreement dated as of December 17, 2001, between Borrower and Wilson Point Holdings, LP, a Delaware limited partnership ("Wilson Point"), pursuant to which the Mary Jaharis Note was replaced by a note from Borrower to Wilson Point in the amount of $25,000,000.

         D. Under the terms of the Supplemental Credit Facility Note, the Company has granted Jaharis certain registration rights in accordance with the terms of this Agreement.

         E. The Company has issued a Promissory Note dated as of December 21, 1999 (the "Standby Facility Note") to Jaharis for an aggregate principal amount of $50,000,000, pursuant to which the Company has issued a warrant of even date therewith to Jaharis (the "Standby Facility Warrant Agreement") pursuant to which Jaharis will be entitled to purchase 6,000,000 shares of Common Stock (the "Standby Facility Warrant Shares"). Under the terms of the Standby Facility Warrant Agreement, the Company has granted Jaharis certain registration rights in accordance with the terms of this Agreement.

         F. The Company is issuing a promissory note of even date herewith (the "Additional Standby Facility Note") to Jaharis for an aggregate principal amount of $30,000,000. In connection with the Additional Standby Facility Note, the Company is issuing a warrant of even date herewith to Jaharis (the "Additional Standby Facility Warrant Agreement") pursuant to which Jaharis will be entitled to purchase 1,000,000 shares of Common Stock (the "Additional Standby Facility Warrant Shares", and, together with the Holdings Shares, the Investments Shares, the Convertible Note Shares and the Standby Facility Warrant Shares, the "Shares") (The Standby Facility Warrant Agreement and the Additional Standby Facility Warrant Agreement are hereinafter referred to as the "Warrant Agreements"). Under the terms of the Additional Standby Facility Warrant Agreement, the Company will grant Jaharis certain registration rights in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. Definitions. The following terms shall have the meanings set forth below:

                  a. "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Federal securities laws.

                  b. "CONVERSION" means Jaharis' right to convert indebtedness owing under the Supplemental Credit Facility Note into the Convertible Note Shares as provided in the Supplemental Credit Facility Loan Agreement and the Supplemental Credit Facility Note.

                  c. "CUTBACK REGISTRATION" means any registration in connection with an underwritten public offering in which the managing underwriter advises the Company that marketing factors require a limitation of the number of the


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Company's securities to be underwritten in such public offering (including a limitation to zero).

                  d. "1933 ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  e. "1934 ACT" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  f. "REGISTRATION RIGHTS HOLDER" means either Holdings, Investments, or Jaharis, individually (collectively referred to as the "Registration Rights Holders").

                  g. "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than any registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or entity).

                  h. "REGISTRATION EXPENSES" means the expenses described in
Section 4.

                  i. "REGISTRABLE SHARES" means all of the Shares, and any other shares of Common Stock or other securities of the Company or any other issuer issued or issuable in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, combinations or similar events, if applicable); PROVIDED, HOWEVER, that the Shares which are Registrable Shares shall cease to be Registrable Shares upon any sale or transfer of such shares pursuant to a Registration Statement, Section 4(1) of the 1933 Act, Rule 144 under the 1933 Act or otherwise, except that the Shares which are Registrable Shares shall remain Registrable Shares notwithstanding any transfer of the shares by Holdings or Investments to Jaharis or any of his affiliates or by Jaharis or such affiliates to any member of Jaharis' immediate family or to a trust established for the benefit of Jaharis or any family member of Jaharis or to any corporation or other entity which is wholly owned by Jaharis, such affiliates, such family members, or such trusts (Jaharis, such affiliates, such family members such trusts and such entities referred to herein collectively as "Permitted Transferees"). As a condition to effecting any registration pursuant to this Agreement, the Company may require that Holdings, Investments, Jaharis, or any Permitted Transferees, on whose behalf a registration hereunder is being effected, execute an agreement further acknowledging their obligations under Section 7 of this Agreement. All references in this Agreement to the term "Holdings", "Investments" or "Jaharis" shall be read to include any Permitted Transferee that owns or holds any Registrable Shares.

                  j. "STANDBY FACILITY LOAN AGREEMENT" shall mean that certain Revolving Credit and Loan Agreement dated as of December 21, 1999 between the



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

Company and Jaharis providing for an extension of credit by Jaharis to the Company in the principal amount of $50,000,000.

                  k. "SUPPLEMENTAL CREDIT FACILITY LOAN AGREEMENT" shall mean that certain Revolving Credit and Loan Agreement dated as of September 1, 1999 between the Company and Jaharis providing for an extension of credit by Jaharis to the Company in the principal amount of $50,000,000.

         2. Registration Rights.

                  a. REQUIRED REGISTRATIONS.

                           i. Subject to the other provisions of this Agreement,
Holdings, Investments, and Jaharis shall each have the right to require the Company, upon demand, whether before or after any indebtedness evidenced by the Investments Note or the Supplemental Credit Facility Note shall become convertible into Common Stock of the Company, or whether before or after Jaharis shall exercise any warrants pursuant to the Warrant Agreements, or whether before or after Investments or Jaharis shall have become a holder of any Common Stock issued upon conversion without registration under the 1933 Act, to effect unlimited registrations with respect to the Registrable Shares (each such registration being a " Required Registration"). To effect a Required Registration, a Registration Rights Holder shall make a written request (a "Request Notice") to the Company with respect to his or its Shares which shall describe in detail the contemplated sale of Registerable Securities, including the number of Registerable Securities to be registered. The Company shall be entitled to include in any Required Registration shares of Common Stock to be sold by holders of either Common Stock or rights to acquire Common Stock to whom the Company has previously granted or in the future does grant any registration rights and shares of Common Stock to be sold by the Company for its own account, provided that such inclusion shall not limit the number of Registrable Shares included in such Registration Statement.

                           ii. Each Registration Rights Holder may revoke its
Request Notice in the event of a Cutback Registration that would limit the total number of Registrable Shares that can be sold pursuant to such Requested Registration to a number that is less than 90% of the number of the Registrable Shares specified to be sold in the Request Notice.

                           The Company shall, as soon as practicable, but in no
event more than 120 days after receipt of a Request Notice, file a Registration Statement covering the Registrable Shares to be included in the registration requested by such Request Notice and cause such Registration Statement to become effective as soon as practicable thereafter.

                  b. Piggyback Registration.


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


                           i. At any time and from time to time after the date
of this Agreement, whenever the Company proposes to file a Registration Statement, the Company will prior to such filing give written notice to all Registration Rights Holders of its intention to do so and, upon the written request of any Registration Rights Holders given within fifteen (15) days after the Company provides such notice, the Company shall use its good faith efforts to cause all Registrable Shares of such Registration Rights Holder which the Company has been requested by such Registration Rights Holder to register, to be registered under the 1933 Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Registration Rights Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.b. without obligation to any Registration Rights Holder.

                           ii. In connection with any registration under Section
2.b. involving an underwritten offering of the Company's securities, the Company shall not be required to include any Registrable Shares of a Registration Rights Holder in such underwriting unless such Registration Rights Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Shares which a Registration Rights Holder has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter or underwriters believe may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which such Registration Rights Holder has requested to be included, then such Registration Rights Holder shall participate in the underwriting pro rata based upon such Registration Rights Holder's total ownership of Registrable Shares compared to the total number of shares held by any other Registration Rights Holder or other affiliates of the Company for which registration has been requested whether or not such shares are the subject of separate agreements with the Company concerning registration rights.

         3. REGISTRATION PROCEDURES. When the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Shares under the 1933 Act, the Company shall:

                  a. file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;




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

                  b. as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier to occur of (i) such time as all Registrable Shares included therein have been sold or (ii) the expiration of two years;

                  c. as expeditiously as possible furnish to those Registration Rights Holders whose Shares are being registered such reasonable numbers of copies of the prospectus, including a preliminary prospectus and any amended or supplemental prospectus, in conformity with the requirements of the 1933 Act, and such other documents as such Registration Rights Holders may each reasonably request in order to facilitate the public sale or other disposition of such Registration Rights Holder's Registrable Shares; and

                  d. as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Registration Rights Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Registration Rights Holders to consummate the public sale or other disposition of the Registrable Shares owned by the Registration Rights Holders in such jurisdiction; PROVIDED, HOWEVER, that the Company shall not be required in connection with this Section 3 to qualify as a foreign corporation in any jurisdiction nor register or qualify the securities in any state which as a condition to such registration or qualification would impose material restrictions or other material conditions on the Company or any of its officers, directors or shareholders (including with respect to any shares held by such persons or entities) unless such restrictions or other conditions are approved by the party adversely affected.

                  If the Company advises a Registration Rights Holder that any preliminary or final prospectus is no longer in compliance with the requirements of the 1933 Act, or that at such time it is otherwise a violation of any applicable securities laws to offer or sell securities pursuant to a preliminary or final prospectus, such Registration Rights Holder shall immediately cease offering or selling the Registrable Securities and, if requested, return all old prospectus to the Company. Such Registration Rights Holder may recommence offers and sales of Registrable Securities upon receipt from the Company of an amended prospectus, if applicable, or receipt of ratification from the Company that the offer and sale of Registrable Securities may resume.

         4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for




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

the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions attributable to the Registrable Shares and the fees and expenses of each Registration Rights Holder's own counsel and accountants, which shall be borne by such Registration Rights Holder.

         5. INFORMATION BY REGISTRATION RIGHTS HOLDERS. Each Registration Rights Holder shall promptly furnish to the Company such information regarding such Registration Rights Holder and the distribution proposed by such Registration Rights Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         6. "LOCK-UP" AGREEMENT. If requested by an underwriter in connection with an underwritten offering of Common Stock or other securities of the Company, each Registration Rights Holder shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Registration Rights Holder for a specified period of time before and/or after the effective date of a Registration Statement, PROVIDED that the same request shall have been made of other holders of the Company's Common Stock or other securities (including affiliates of the Company) and such other holders have complied with such request. Such agreement shall be in writing in a form satisfactory to the Company and any such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the lock-up period.

         7. INDEMNIFICATION.

                  a. BY THE COMPANY. In the event of any registration of any of the Registrable Shares under the 1933 Act pursuant to this Agreement, the Company will indemnify and hold harmless the sellers of such Registrable Shares against any losses, claims, damages or liabilities, joint or several, to which such sellers may become subject under the 1933 Act, 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such sellers for any legal or any other expenses reasonably incurred by such sellers in connection with investigating and defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by or on behalf of such sellers, specifically for use in the preparation thereof, or as a result of the failure of such sellers, or any agent of such sellers, to deliver any amendments and supplements to any Registration Statement and the prospectus included in any


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such Registration Statement (provided such amended or supplemental prospectus has been delivered to sellers or their agent).

                  b. BY SELLERS OF REGISTRABLE SHARES. In the event of any registration of any of the Registrable Shares under the 1933 Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the 1933 Act, 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each seller of Registrable Shares will reimburse the Company, each of its directors and officers, each underwriter and each controlling person, severally and not jointly, for any legal or other expenses reasonably incurred by the Company, each director and officer, each underwriter and each controlling person in connection with investigating and defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

                  c. CLAIMS. Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, except with the consent of the Indemnified Party, shall consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.


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


         8. MERGERS, ETC.

         The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which either Registration Rights Holder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 8 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Registration Rights Holders and all other holders of Common Stock of the Company are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

         9. MISCELLANEOUS.

                  a. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Florida.

                  b. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  c. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company, and each Registration Rights Holder affected by such change. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  d. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class certified or registered mail, return receipt requested, postage prepaid, or delivered personally by hand or nationally recognized courier addressed as follows:




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         If to Holdings:

                  c/o Steven J. Aronoff, P.C.,
                  475 Park Avenue South, 23rd Floor
                  New York, New York 10016

         If to Investments:

                  c/o Steven J. Aronoff, P.C.,
                  475 Park Avenue South, 23rd Floor
                  New York, New York 10016

         If to Jaharis:

                  Michael Jaharis
                  c/o Steven J. Aronoff, P.C.,
                  475 Park Avenue South, 23rd Floor
                  New York, New York 10016

         If to the Company:

                  Kos Pharmaceuticals, Inc.
                  1001 Brickell Bay Drive
                  Suite 2502
                  Miami, Florida 33131
                  Facsimile No.  (305) 577-4596
                  Attention: Adrian Adams, President

or at such other address as a party shall have furnished to the other party in writing. All such notices and other written communications shall be effective on the earlier of the date of mailing or delivery.

                  e. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  f. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  g. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.




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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                      COMPANY

                                      KOS PHARMACEUTICALS, INC.


                                      By:
                                         --------------------------------------
                                          Adrian Adams
                                          President

                                      KOS HOLDINGS, INC.


                                      By:
                                         --------------------------------------


                                      KOS INVESTMENTS, INC.


                                      By:
                                         --------------------------------------
                                         MICHAEL JAHARIS



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